                                                                  EXHIBIT 10.5


                           REQUISITE TECHNOLOGY, INC.

               SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT


         THIS SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (the "AGREEMENT") is made and entered into this 13th day of September, 1999, by and among Requisite Technology, Inc., a Delaware corporation (the "COMPANY"), those certain holders of the Company's Common Stock listed on Exhibit A hereto (the "KEY SHAREHOLDERS") and the persons and entities listed on Exhibit B hereto (the "INVESTORS").

                                   WITNESSETH:

         WHEREAS, the Key Shareholders and certain of the Investors are parties to an Amended and Restated Shareholders Agreement dated as of August 25, 1997 (the "PRIOR AGREEMENT"); and

         WHEREAS, the Key Shareholders are the beneficial owners of the number of shares of the Common Stock of the Company set forth opposite their name on Exhibit A hereto; and

         WHEREAS, the Company proposes to sell shares of its Series E Preferred Stock (the "SERIES E PREFERRED STOCK") to certain of the Investors pursuant to the Series E Preferred Stock Purchase Agreement of even date herewith (the "FINANCING");

         WHEREAS, in connection with the consummation of the Financing, the Company, the Key Shareholders and the Investors have agreed to amend the Prior Agreement and replace such Agreement in its entirety with this Agreement to provide for the future voting of their shares of the Company's capital stock as set forth below;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                     VOTING

         1.1 COMMON SHARES; INVESTOR SHARES.

               (a) The Key Shareholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Key Shareholders after the date hereof (hereinafter collectively referred to as the "COMMON SHARES"), subject to the provisions of this Agreement, and to vote the Common Shares in accordance with the provisions of this Agreement.

               (b) The Investors each agree to hold all shares of voting capital stock of the Company now owned or hereinafter acquired by them (including but not limited to all shares of



                                       1.
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Common Stock issued upon conversion of the Company's Series A Preferred Stock,
Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock) registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof) (hereinafter collectively referred to as the "INVESTOR SHARES") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

         1.2 VOTING.

               (a) At each election of directors in which the holders of the Series B Preferred Stock, voting together as a separate class, are entitled to elect a director of the Company pursuant to Article III, Paragraph D, Section 2(d)(i) of the Company's Restated Certificate of Incorporation (the "RESTATED CERTIFICATE"), the holders of Series B Preferred Stock that are parties hereto shall vote their respective shares of Series B Preferred Stock so as to elect such person designated by Mohr, Davidow Ventures IV, L.P. (which person shall initially be Nancy J. Schoendorf).

               (b) At each election of directors in which the holders of the Series C Preferred Stock, voting together as a separate class, are entitled to elect a director of the Company pursuant to Article III, Paragraph D, Section 2(d)(ii) of the Restated Certificate, the holders of Series C Preferred Stock that are parties hereto shall vote their respective shares of Series C Preferred Stock so as to elect such person designated by Trinity Ventures V, L.P. (which person shall initially be Noel Fenton).

               (c) At each election of directors in which the holders of Common Stock, voting together as a separate class, are entitled to elect four directors of the Company pursuant to Article III, Paragraph D, Section 2(d)(iii) of the Restated Certificate, the holders of Common Stock that are parties hereto shall vote their respective shares of Common Stock so as to elect (i) the then current Chief Executive Officer of the Company, (ii) such person as may be nominated by the then current Chief Executive Officer of the Company and mutually acceptable to the other members of the Company's Board of Directors, and (iii) such other persons who shall be nominated by the Company who are mutually acceptable to the existing members of the Company's Board of Directors.

               (d) At each election of directors in which the holders of Common Stock and Preferred Stock, voting together as a separate class, are entitled to elect all remaining directors of the Company pursuant to Article III, Paragraph D, Section 2(d) of the Restated Certificate, the holders of Common Stock and Preferred Stock shall vote their respective shares of Common Stock and Preferred Stock so as to elect such person or persons as are nominated by the Company who are mutually acceptable to the existing members of the Board of Directors (which persons shall initially be Thomas G. Washing).

         1.3 LEGEND.

               (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Common Shares and the Investor Shares the following restrictive legend (the "LEGEND"):


                                       2.

                              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
               SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO REQUISITE TECHNOLOGY, INC., AT ITS PRINCIPAL PLACE OF BUSINESS.

               (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Common Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

         1.4 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Common Shares or Investor Shares. The Company shall not permit the transfer of any of the Common Shares or Investor Shares on its books or issue a new certificate representing any of the Common Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written Agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Shareholder or Investor, as applicable.

         1.5 OTHER RIGHTS. Except as provided by this Agreement, each Key Shareholder and Investor shall exercise the full rights of a shareholder with respect to the Common Shares and the Investor Shares, respectively.


                                    ARTICLE 2

                                   TERMINATION

         2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

               (a) the date of the closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended; or

               (b) upon the occurrence of an Asset Transfer or Acquisition (each as defined in the Restated Certificate); or



                                       3.

               (c) at such time as less than 2,000,000 shares of the Company's Preferred Stock are outstanding or at such time as less than 300,000 shares of the Company's Series D Preferred Stock are outstanding (in either case as adjusted for stock splits and the like); or

               (d) ten (10) years from the date of this Agreement; or

               (e) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors and a majority in interest of the Key Shareholders; provided that this Agreement may not be terminated without the consent of at least two-thirds in interest of the holders of Series B Preferred Stock who are parties hereto and the holders of at least two-thirds in interest of the holders of Series C Preferred Stock who are parties hereto.


                                    ARTICLE 3

                                  MISCELLANEOUS

         3.1 PRIOR AGREEMENT. The undersigned parties who constitute the requisite parties to amend the Prior Agreement hereby agree that the Prior Agreement is null and void and superseded by the rights and obligations set forth in this Agreement.

         3.2 OWNERSHIP. Each Key Shareholder represents and warrants to the Investors that (i) he now owns the Common Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (ii) such Key Shareholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Shareholder enforceable in accordance with its terms.

         3.3 FURTHER ACTION. If and whenever the Common Shares are sold, the Key Shareholders or the personal representative of the Key Shareholders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Common Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

         3.4 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         3.5 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware as such laws





                                       4.

apply to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

         3.6 AMENDMENT. This Agreement may be amended only by an instrument in writing signed by the Company, a majority in interest of the Investors and a majority in interest of the Key Shareholders. Notwithstanding the foregoing, (i)
Section 1.2(a) may be amended, and any provision therein may be waived, with only the consent of two-thirds in interest of the holders of Series B Preferred Stock who are parties hereto and (ii) Section 1.2(b) may be amended, and any provision therein may be waived, with only the consent of two-thirds in interest of the holders of Series C Preferred Stock who are parties hereto. For purposes of calculating a majority in interest of the Investors and the Key Shareholders, such calculation shall be made as if all outstanding options, warrants and other securities have been converted into outstanding shares of capital stock of the Company.

         3.7 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

         3.8 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

         3.9 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's shareholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Common Shares or Investor Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Common Shares or Investor Shares, as the case may be, for purposes of this Agreement.

         3.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

         3.11 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

         3.12 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.


                                       5.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Shareholders Agreement as of the date first above written.


COMPANY:                                              INVESTORS:

REQUISITE TECHNOLOGY, INC.                            MOHR, DAVIDOW VENTURES IV, L.P.
                                                      By:  Fourth MDV Partners, L.L.C.,
                                                           General Partner
By: /s/ BARBARA J. MOWRY
   -------------------------------------
                                                      By: /s/ NANCY SCHOENDORF
                                                         -----------------------------------------
KEY SHAREHOLDERS                                           Member

  /s/ BARBARA J. MOWRY
-------------------------------------
Barbara Mowry
                                                      MDV IV ENTREPRENEURS' NETWORK FUND, L.P.
                                                      By:  Fourth MDV Partners, L.L.C.,
                                                           General Partner
 /s/ K J  CUNNINGHAM
-------------------------------------
Kathy Cunningham

                                                      By: /s/ NANCY SCHOENDORF
                                                         -----------------------------------------
 /s/ LARRY HILL                                            Member
-------------------------------------
Larry Hill

                                                      SEQUEL LIMITED PARTNERSHIP
 /s/ CHRISTOPHER W. BEALL
-------------------------------------
Christopher Beall                                     By:  Sequel Venture Partners, L.L.C.,
                                                           General Partner
 /s/ FRANCES ANHUT
-------------------------------------
Francine Anhut
                                                      By: /s/ THOMAS G. WASHING
                                                         -----------------------------------------
                                                           Manager
 /s/ SCOTT FORD
-------------------------------------
Scott Ford
                                                      LIBERTY VENTURES I, L.P.
 /s/ THOMAS G. WASHING                                     By:  Liberty Ventures, Inc.
-------------------------------------                      Managing General Partner
Tom Washing

                                                     By: /s/ KAREN GRIFFITH GRYGA
-------------------------------------                   -----------------------------------------
Susan Washing                                             Vice President

 /s/ DUSH RAMACHANDRAN
-------------------------------------
Dush Ramachandran                                     TRINITY VENTURES V, L.P.,
                                                      A CALIFORNIA LIMITED PARTNERSHIP
 /s/ DAVID BANDI                                      By:  Trinity TVL Partners V, L.P.,
-------------------------------------                      A California Limited Partnership
David Bandi                                                Its General Partner

                                                      By: /s/ LARRY ORR
                                                         -----------------------------------------




               SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

   /s/ LATA RAMACHANDRAN
   -------------------------------------
     Lata Ramachandran

   /s/ DUSH RAMACHANDRAN
   -------------------------------------
     Ramachandran Family Trust

   /s/ CAREN BANDI
   -------------------------------------
     Caren Bandi

   /s/ PAUL JERDE
   -------------------------------------
     Paul Jerde



               SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

                                         TRINITY V SIDE-BY-SIDE FUND, L.P.,
                                         A CALIFORNIA LIMITED PARTNERSHIP
                                         By: Trinity TVL Partners V, L.P.,
                                             A California Limited Partnership
                                             Its General Partner
                                         By: /s/ LARRY ORR
                                            -----------------------------------
                                            General Partner

                                         By:
                                            -----------------------------------
                                            JEFFREY R. JERDE

                                         By:
                                            -----------------------------------
                                            PATRICIA A. JERDE

                                         By:
                                            -----------------------------------
                                            LAWRENCE N. PECKHAM

                                         By:
                                            -----------------------------------
                                            TRESSA C. PECKHAM

                                         By: /s/ THOMAS G. WASHING
                                            -----------------------------------
                                            THOMAS G. WASHING

                                         CORPORATE EXPRESS INC.

                                         By: /s/ MARK HOFFMAN
                                            -----------------------------------
                                         Name: Mark Hoffman
                                              ---------------------------------
                                         Title: President, N.A. Operations
                                               --------------------------------

                                         --------------------------------------
                                         MICHAEL AND LYNNE JONES

                                         COMDISCO, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------





               SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

                                         SEQUEL EURO LIMITED PARTNERSHIP
                                         By:  Sequel Venture Partners, L.L.C.,
                                              General Partner
                                         By:
                                            -----------------------------------
                                            Manager



               SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

                                    EXHIBIT A

                            LIST OF KEY SHAREHOLDERS

NAME                                          NUMBER OF SHARES
----                                          ----------------
Barbara Mowry                                          307,310

Kathy Cunningham                                        41,250

Larry Hill                                             175,410

Christopher Beall                                      125,000

Francine Anhut                                          46,666

Scott Ford                                             270,540

Tom Washing                                            155,000

Susan Washing                                           10,000

Dush Ramachandran                                       78,798

Lata Ramachandran                                       39,321

Ramachandran Family Trust                               39,164

David Bandi                                             78,798

Caren Bandi                                             78,485

Paul Jerde                                             260,000

                                    EXHIBIT B

                                LIST OF INVESTORS


Mohr, Davidow Ventures IV, L.P.

MDV IV Entrepreneurs' Network Fund, L.P.

Sequel Limited Partnership

Sequel Euro Limited Partnership

Trinity Ventures V, L.P.

Trinity V Side-by-Side Fund, L.P.

Liberty Ventures I, L.P.

Jeffrey R. and Patricia A. Jerde

Lawrence N. and Tressa C. Peckham

Thomas G. Washing

Corporate Express, Inc.

Michael and Lynne Jones

Comdisco, Inc.